Exhibit 99.1

            Red Hat Reports Fiscal Second Quarter Results

    RALEIGH, N.C.--(BUSINESS WIRE)--Sept. 28, 2005--

           -- Revenue of $65.7 million up 42% year-over-year

    -- Cash Flow From Operations Grows 48% year-over-year to $45.8 million

    Red Hat, Inc. (NASDAQ:RHAT), the world's leading provider of open source solutions to the enterprise, today announced financial results for its fiscal second quarter ended August 31, 2005.
    Total revenue for the quarter was $65.7 million, a year-over-year increase of 42% and a sequential increase of 8%. Subscription revenue was $54.3 million, an increase of 56% year-over-year and 10% sequentially.
    The company reported operating income of $12.8 million, representing a 68% increase from the prior quarter and 90% from the year ago period. Net income for the quarter was $16.7 million, a sequential increase of 35% and year-over-year increase of 42%. Earnings per diluted share were $0.09 for the quarter, an increase from $0.07 in the prior quarter and $0.06 in the year ago period.
    The company reported $45.8 million in cash flow from operations during the second quarter, a 48% year-over-year increase. After repurchasing $11.6 million of common stock and $20.0 million face value of the Company's convertible bonds during the quarter, cash and investments totaled $966 million at the end of August 2005.
    At quarter end, the company's total deferred revenue balance was $184.0 million, an increase of 85% on a year-over-year basis and 17% on a sequential basis.

    Other highlights from the quarter included:

    -- Billings, as approximated by the sum of revenue and quarterly change in deferred revenue, was $91.8 million, up 58% year-over year.

    --  Gross margin improved to 83% from 80% in the prior quarter.

    --  Operating margin grew to 20% from 13% last quarter.

    "Our second quarter results show strong growth in revenue and cash flow," stated Charlie Peters, Executive Vice President and Chief Financial Officer of Red Hat. "We continue to focus on operational improvements and solid execution in all areas of our business. Our investments in people and systems have improved our productivity, positively impacting our results."

    About Red Hat, Inc.

    Red Hat, the world's leading open source and Linux provider, is headquartered in Raleigh, NC with satellite offices spanning the globe. Red Hat is leading Linux and open source solutions into the mainstream by making high quality, low cost technology accessible. Red Hat provides operating system software along with middleware, applications and management solutions. Red Hat also offers support, training and consulting services to its customers worldwide and through top-tier partnerships. Red Hat's open source strategy offers customers a long term plan for building infrastructures that are based on and leverage open source technologies with focus on security and ease of management. Learn more: http://www.redhat.com

    Forward-Looking Statements

    Any statements in this press release about future expectations, plans and prospects for the company, including statements containing the words "believes," "anticipates," "plans," "expects," "will," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: the factors discussed in our most recent Quarterly Report on Form 10-Q filed with the SEC (a copy of which may be accessed through the SEC's website at http://www.sec.gov), reliance upon strategic relationships, management of growth, the possibility of undetected software errors, the risks of economic downturns generally, and in Red Hat's industry specifically, the risks associated with competition and competitive pricing pressures and the viability of the Internet. In addition, the forward-looking statements included in this press release represent the company's views as of the date of this press release and these views could change. However, while the company may elect to update these forward-looking statements at some point in the future, the company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the company's views as of any date subsequent to the date of the press release.
    LINUX is a trademark of Linus Torvalds. RED HAT is a registered trademark of Red Hat, Inc. All other names and trademarks are the property of their respective owners.



                             RED HAT, INC.
                 CONSOLIDATED STATEMENTS OF OPERATIONS
               (In thousands - except per share amounts)


                             Three Months            Six Months
                                Ended                  Ended
                       ----------------------- -----------------------
                         August 31,  August 31,  August 31, August 31,
                           2005        2004         2005       2004
                       ----------------------- -----------------------
                       (Unaudited) (Unaudited) (Unaudited) (Unaudited) Subscription and
 services revenue:
   Subscription:
     Enterprise
      technologies        $53,758     $33,941    $102,501     $63,909
     Retail                     -         561           -         936
     Embedded                 569         423       1,067         648
                       ----------- ----------- ----------- -----------

       Total
        subscription
        revenue            54,327      34,925     103,568      65,493
                       ----------- ----------- ----------- -----------
   Services:
     Enterprise
      technologies         10,684      10,492      22,067      20,978
     Embedded
      development
      services                707         907         863       1,617
                       ----------- ----------- ----------- -----------

       Total services
        revenue            11,391      11,399      22,930      22,595
                       ----------- ----------- ----------- -----------

        Total
         subscription
         and services
         revenue           65,718      46,324     126,498      88,088
                       ----------- ----------- ----------- -----------

Cost of subscription
 and services revenue:
   Subscription:
     Enterprise
      technologies and
      retail                4,295       2,807       9,414       4,720
     Embedded                  48          62         102         131
                       ----------- ----------- ----------- -----------

       Total cost of
        subscription
        revenue             4,343       2,869       9,516       4,851
                       ----------- ----------- ----------- -----------
   Services:
     Enterprise
      technologies          6,015       5,241      12,164      10,727
     Embedded
      development
      services                574         736       1,220       1,613
                       ----------- ----------- ----------- -----------

       Total cost of
        services
        revenue             6,589       5,977      13,384      12,340
                       ----------- ----------- ----------- -----------

        Total cost of
         subscription
         and services
         revenue           10,932       8,846      22,900      17,191
                       ----------- ----------- ----------- -----------

Gross profit enterprise
 technologies and
 retail                    54,132      36,946     102,990      70,376
Gross profit embedded         654         532         608         521
                       ----------- ----------- ----------- -----------

   Gross profit on
    enterprise
    technologies,
    retail and embedded
    revenue                54,786      37,478     103,598      70,897

Operating expense:
   Sales and marketing     20,181      14,856      40,198      28,078
   Research and
    development            10,450       8,435      20,298      15,710
   General and
    administrative         10,388       7,265      20,731      14,884
   Amortization of
    intangibles               957         178       1,915         337
                       ----------- ----------- ----------- -----------

     Total operating
      expense              41,976      30,734      83,142      59,009
                       ----------- ----------- ----------- -----------

Income from operations     12,810       6,744      20,456      11,888
Other income (expense),
 net                        7,337       5,995      15,073      13,331
Interest expense           (1,556)     (1,555)     (3,122)     (3,118)
                       ----------- ----------- ----------- -----------

Income before provision
 for income taxes          18,591      11,184      32,407      22,101
Provision (benefit) for
 income taxes               1,859        (641)      3,241        (641)
                       ----------- ----------- ----------- -----------

Net income                $16,732     $11,825     $29,166     $22,742
                       =========== =========== =========== ===========

Net income-diluted        $18,079     $13,351     $31,889     $25,783
                       =========== =========== =========== ===========

Net income per share:
   Basic                    $0.09       $0.06       $0.16       $0.12
   Diluted                  $0.09       $0.06       $0.15       $0.12

Weighted average shares
 outstanding:
   Basic                  177,208     183,422     176,995     182,952
   Diluted                208,583     218,836     207,894     218,874



                             RED HAT, INC.
                      CONSOLIDATED BALANCE SHEETS
                            (In thousands)

 ASSETS
                                                  Aug. 31,   Feb. 28,
                                                    2005       2005
                                                ----------- ----------
                                                (unaudited)
Current assets:
 Cash and cash equivalents                       $148,056    $140,169
 Investments in debt securities                   369,364     181,028
 Accounts receivable, net                          57,797      48,402
 Estimated earnings in excess of billings           1,788       3,557
 Prepaid expenses and other current assets         13,154      12,097
                                            -------------- -----------

   Total current assets                           590,159     385,253

 Property and equipment, net                       34,037      32,726
 Goodwill                                          75,996      73,591
 Identifiable intangibles, net                     14,825      16,740
 Investments in debt securities                   448,198     607,566
 Other assets, net                                 16,561      18,160
                                            -------------- -----------

   Total assets                                $1,179,776  $1,134,036
                                            ============== ===========

    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable                                  $4,892      $8,426
 Accrued expenses                                  28,544      21,065
 Deferred revenue                                 144,973     109,426
 Current portion of capital lease
  obligations                                         239         282
                                            -------------- -----------

  Total current liabilities                       178,648     139,199

 Deferred lease credits                             5,080       5,179
 Long term deferred revenue                        39,061      27,890
 Other long term obligations                          223          97
 Convertible notes                                570,000     600,000
 Commitments and contingencies                          -           -
Stockholders' equity:
 Noncontrolling interest in subsidiary                537         557
 Preferred stock                                        -           -
 Common stock                                          19          19
 Additional paid-in capital                       724,867     714,604
 Deferred compensation                             (3,109)     (4,792)
 Accumulated deficit                             (202,632)   (231,798)
 Treasury stock, at cost                         (124,097)   (107,409)
 Accumulated other comprehensive income
  (loss)                                           (8,821)     (9,510)
                                            -------------- -----------

   Total stockholders' equity                     386,764     361,671
                                            -------------- -----------

   Total liabilities and stockholders'
    equity                                     $1,179,776  $1,134,036
                                            ============== ===========
                             RED HAT, INC.
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                            (In thousands)

                         Three Months Ended       Six Months Ended
                  ---------------------------- -----------------------
                        Aug. 31,    Aug. 31,    Aug. 31,    Aug. 31,
                          2005       2004/a       2005       2004/a
                  ---------------- ----------- ----------- -----------
                       (Unaudited)(Unaudited) (Unaudited) (Unaudited)

Cash flows from operating
 activities:
Net income                $16,732     $11,825     $29,166     $22,742
Adjustments to reconcile
 net income to net
 cash provided by
 operating activities:
  Depreciation and
   amortization             3,751       2,409       7,298       4,715
  Deferred income taxes      (606)     (1,236)       (799)     (1,236)
  Stock-based compensation
   expense                  1,310       1,110       2,495       2,398
  Gain from repurchase
   of convertible debt     (1,544)          -      (3,140)          -
  Provision for doubtful
   accounts                    57         266         141       1,014
  Amortization of debt issue
   costs                      770         776       1,552       1,433
  Loss on disposal
   of property and
   equipment                  891           -         996           -
  Other                       102         102          22          78
Changes in operating assets
 and liabilities:
  Accounts receivable and
   estimated earnings in
   excess of billings     (9,837)        849      (9,241)      2,998
  Prepaid expenses
   and other current
   assets                    615         321        (790)       (142)
  Intangibles and
   other assets               (29)       (564)        325      (1,215)
  Accounts payable            735         922      (3,367)        185
  Accrued expenses          5,091       2,901       7,555       2,333
  Deferred revenue         27,760      11,186      50,246      26,721
  Deferred lease
   credits                    (42)        (44)        (99)        (84)
                  ---------------- ----------- ----------- -----------

  Net cash
   provided by
   operating
   activities              45,756      30,823      82,360      61,940
                  ---------------- ----------- ----------- -----------

Cash flows from
 investing
 activities:
 Purchase of
  investment
  securities             (130,577)    (57,232)   (139,177)   (642,512)
 Proceeds from
  sales and
  maturities of
  investment
  securities               19,731      61,154     111,017     285,342
 Acquisitions of
  businesses, net
  of cash acquired         (2,500)          -      (2,500)          -
 Purchase of other
  investments                   -           -        (767)          -
 Purchase of
  property and
  equipment                (4,716)     (2,570)     (7,988)     (7,938)
                  ---------------- ----------- ----------- -----------

  Net cash (used
   in) provided by
   investing
   activities            (118,062)      1,352     (39,415)   (365,108)
                  ---------------- ----------- ----------- -----------

Cash flows from
 financing
 activities:
 Repurchase of
  convertible debt        (18,091)          -     (26,301)          -
 Structured stock
  repurchases                   -           -       1,031           -
 Net proceeds from
  issuance of
  common stock
  under Employee
  Stock Purchase
  Plan                        770           -       1,497         872
 Proceeds from
  exercise of
  common stock
  options                   5,418       1,701       7,124      12,111
 Purchase of
  treasury stock          (11,560)          -     (16,688)          -
 Other financing              415        (359)         83        (607)
                  ---------------- ----------- ----------- -----------

  Net cash (used
   in) provided by
   financing
   activities             (23,048)      1,342     (33,254)     12,376
                  ---------------- ----------- ----------- -----------

Effect of foreign
 currency exchange
 rates on cash and
 cash equivalents            (958)       (522)     (1,804)     (1,826)
Net increase
 (decrease) in
 cash and cash
 equivalents              (96,312)     32,995       7,887    (292,618)
Cash and cash
 equivalents at
 beginning of the
 period                   244,368     135,691     140,169     461,304
                  ---------------- ----------- ----------- -----------

Cash and cash
 equivalents at
 end of period           $148,056    $168,686    $148,056    $168,686
                  ================ =========== =========== ===========

   /a: Reclassed to conform with current period.



    CONTACT: Red Hat, Inc.
             Leigh Day, 919-754-4369; lday@redhat.com or
             Linda Brewton, 919-754-4476; lbrewton@redhat.com